UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 25, 2013

Dominion Resources, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K is filed to update the description of Dominion Resources, Inc.’s Common Stock which was filed with a Form 8-K on December 5, 2008.  The description of our Common Stock has been revised to reflect recent changes in our organizational documents to reduce supermajority vote requirements and permit shareholders to call special meetings in certain circumstances and to provide other miscellaneous updates.

Item 8.01                      Other Events.

Description of Dominion Resources, Inc.’s Common Stock

The information contained in Exhibit 99.1, which is incorporated herein by reference, is hereby provided to replace and supersede the description of our Common Stock currently set forth in Form 8-K filed December 5, 2008, for purposes of Securities and Exchange Commission forms that require or allow a description of our Common Stock to be incorporated by reference from a registration statement or report filed under the Securities Exchange Act of 1934, as amended.

Item 9.01                      Financial Statements and Exhibits.

Exhibit
99.1                      Description of Common Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Carter M. Reid
Carter M. Reid Senior Vice President – Administrative Services and Corporate Secretary

Date:  June 25, 2013